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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated January 31, 1997 included in this Form 10-K, into the Company's previously filed Registration Statements File No. 33-37053 and File No. 33-50845.

ARTHUR ANDERSEN LLP

March 17, 1997
Houston, Texas